VOID AFTER 5:00 P.M., EASTERN TIME, ON JANUARY 10, 2006

NEITHER THIS WARRANT NOR THE WARRANT STOCK (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE WARRANT STOCK MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND SUCH LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

--------------------------------------------------------------------------------

                                DCAP GROUP, INC.
             (Incorporated under the laws of the State of Delaware)

                                     Warrant

_________ Shares                                                   July 10, 2003

     FOR VALUE RECEIVED, DCAP GROUP, INC., a Delaware corporation (the "Company"), hereby certifies that __________________ (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company up to_______________________ (_______) SHARES OF COMMON STOCK, $.01 par value per share, of the Company ("Common Shares") at a price of ONE DOLLAR AND TWENTY-FIVE CENTS ($1.25) per share (the "Exercise Price") during the period commencing on the date hereof and expiring at 5:00 P.M., Eastern time, on January 10, 2006.

     The number of Common Shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Common Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock."

     This Warrant is one of a series of Warrants, identical in form (the "Warrants"), which in the aggregate, provide for the issuance of up to an aggregate of 525,000 shares of Common Stock of the Company upon the exercise of the Warrants.

     The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

     1. Exercise of Warrant. This Warrant may be exercised by its presentation and surrender to the Company at 1158 Broadway, Hewlett, New York 11557 (or such office or agency of the Company as it may designate in writing to the Holder hereof), commencing on the date hereof and expiring at 5:00 P.M., Eastern time, on January 10, 2006, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form. The Company agrees that the Holder hereof shall be deemed the record owner of such Common Shares as of the close of business on the date on which this Warrant shall have been presented and payment made for such Common Shares as aforesaid whether or not the Company or its transfer agent is open for business. Certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares purchasable hereunder.

     2. Covenants by the Company. The Company covenants and agrees as follows:

          2.1 Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of this Warrant, such number of its Common Shares as shall be issuable upon the exercise of this Warrant; and if at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose; the Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of this Warrant.

          2.2 Valid Issuance, etc. All Common Shares which may be issued upon exercise of the rights represented by this Warrant included herein will be, upon payment thereof, validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

          2.3 Taxes. All original issue taxes payable in respect of the issuance of Common Shares upon the exercise of the rights represented by this Warrant shall be borne by the Company, but in no event shall the Company be responsible or liable for income taxes or transfer taxes upon the transfer of this Warrant or the Warrant Stock.

     3. Fractional Shares. The Company shall not be required to issue certificates representing fractions of Common Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

     4. Exchange or Assignment of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Common Shares purchasable hereunder. Subject to the provisions of this Warrant and the receipt by the Company of any required representations and agreements, upon surrender of this Warrant to the Company with the Warrant Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. In the event of a partial assignment of this Warrant, the new Warrants issued to the assignee and the Holder shall make reference to the aggregate number of shares of Warrant Stock issuable upon exercise of this Warrant.

     5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     6. Anti-Dilution Provisions.

          6.1 Adjustments for Stock Dividends; Combinations, Etc. (a) In case the Company shall do any of the following (an "Event"):

               (I) declare a dividend or other distribution on its Common Shares payable in Common Shares of the Company,

               (ii) subdivide the outstanding Common Shares pursuant to a stock split or otherwise,

               (iii) combine the outstanding Common Shares into a smaller number of shares pursuant to a reverse split or otherwise, or

               (iv) reclassify its Common Shares,

then the Exercise Price in effect at the time of the record date for such dividend or other distribution or of the effective date of such subdivision, combination or reclassification shall be changed to a price determined by dividing (a) the product of the number of Common Shares outstanding immediately prior to such Event, multiplied by the Exercise Price in effect immediately prior to such Event by (b) the number of Common Shares outstanding immediately after such Event. Each such adjustment of the Exercise Price shall be calculated to the nearest cent. No such adjustment shall be made in an amount less than five cents ($.05), but any such amount shall be carried forward and shall be given effect in connection with the next subsequent adjustment. Such adjustment shall be made successively whenever any Event listed above shall occur.

          (b) Whenever  the  Exercise  Price is adjusted as set forth in Section
6.1 (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of shares of Warrant Stock), the number of shares of Warrant Stock specified in each Warrant which the Holder may purchase shall be adjusted, to the nearest full share, by multiplying such number of shares of Warrant Stock immediately prior to such adjustment by a fraction, of which the numerator shall be the Exercise Price immediately prior to such adjustment and the denominator shall be the Exercise Price immediately thereafter.

          6.2 Adjustment for Reorganization, Consolidation or Merger. In case of any reorganization of the Company (or any other entity, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof or in case after such date the Company (or any such other entity) shall consolidate with or merge with or into another entity, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section l at any time after the consummation of such reorganization, consolidation or merger, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in
Section 6.l; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

     7. Restrictions on Exercise.

          7.1 Investment Intent. Unless, prior to the exercise of the Warrant, the issuance of the Warrant Stock has been registered with the Securities and Exchange Commission pursuant to the 1933 Act, the Warrant Exercise Form shall be accompanied by the Investment Representation Letter attached hereto, duly executed by the Holder.

          7.2 Listing; Qualification. If, at the time of the exercise of this Warrant, the Company's Common Shares are listed on a securities exchange or other self-regulatory body, the Company shall not be obligated to deliver any shares of Warrant Stock until they have been listed on each such securities exchange or other self-regulatory body or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall include the Warrant Stock in any listing application with any securities exchange or other self-regulatory body on which it seeks to list its Common Shares and otherwise shall use its best efforts to obtain such listing, qualification and compliance.

          7.3 Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates (as such term is defined in Rule 405 promulgated under the 1933 Act) and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, (the "1934 Act") , does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. Each delivery of a Warrant Exercise Form hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of shares of Warrant Stock requested in such Warrant

Exercise Form is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which the Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated under this Warrant. This restriction may not be waived.

     8. Restrictions on Transfer; Registration Rights.

          8.1 Transfer to Comply with the Securities Act of 1933. Neither this Warrant nor any Warrant Stock may be sold, assigned, transferred or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 8 with respect to any resale, assignment, transfer or other disposition of such securities; or (2) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale, assignment, transfer or disposition.

          8.2 Legend. Subject to the terms hereof, upon exercise of this Warrant and the issuance of the Warrant Stock, all certificates representing such Warrant Stock shall bear on the face or reverse thereof substantially the following legend:

          "The securities which are represented by this certificate have not been registered under the Securities Act of 1933, and may not be sold, transferred, hypothecated or otherwise disposed of until a registration statement with respect thereto is declared effective under such act, or the Company receives an opinion of counsel for the Company that an exemption from the registration requirements of such act is available."

          8.3 Registration Rights. Pursuant to a Registration Rights Agreement of even date among the Company and the Holder, among others, the Holder has been granted certain registration rights with respect to the resale of the Warrant Stock.

     9. Lost, Stolen or Destroyed Warrants. In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and provides (a) a letter, in form satisfactory to the Company, to the effect that it will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.

     10. Subsequent Holders. Every Holder hereof, by accepting the same, agrees with any subsequent Holder hereof and with the Company that this Warrant and all rights hereunder are issued and shall be held subject to all of the terms, conditions, limitations and provisions set forth in this Warrant, and further agrees that the Company and its transfer agent, if any, may deem and treat the registered holder of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     11. Notices. All notices required hereunder shall be given by first-class mail, postage prepaid, or overnight mail or courier and, if given by the Holder addressed to the Company at 1158 Broadway, Hewlett, New York 11557, Attention:
Chief Executive Officer, or such other address as the Company may designate in writing to the Holder; and if given by the Company, addressed to the Holder at the address of the Holder shown on the books of the Company.

     12. Applicable Law. This Warrant is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

       Remainder of page intentionally left blank. Signature page follows.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                      DCAP GROUP, INC.


                                      By:
                                         ---------------------------------------
                                           Barry Goldstein
                                           Chief Executive Officer

                                DCAP GROUP, INC.

                              WARRANT EXERCISE FORM


     The undersigned hereby irrevocably elects to exercise the within Warrant dated July 10, 2003 to the extent of purchasing shares of Common Stock of DCAP GROUP, INC. The undersigned hereby makes a payment of $ in payment therefor.


                                    HOLDERS:

TO BE COMPLETED BY INDIVIDUAL            TO BE COMPLETED BY CORPORATE,
HOLDER                                   PARTNERSHIP, LIMITED LIABILITY
                                         COMPANY OR TRUST HOLDER

-----------------------------------      -------------------------------------
Name(s) of Holder(s) [Please Print]      Name of Holder [Please Print]

___________________________________      By:__________________________________
Signature of Holder                           Authorized Signatory

-----------------------------------      -------------------------------------
Signature of Holder, if jointly held     Name and Title of Authorized Signatory
                                         [Please Print]


-----------------------------------      ------------------------------------
Address(es) of Holder(s)                 Address of Holder


-----------------------------------      ------------------------------------
Social Security Number(s) of Holder(s)   Tax Identification Number of Holder


-----------------------------------      ---------------------------------------
Date                                     Date

                                DCAP GROUP, INC.

                    FORM OF INVESTMENT REPRESENTATION LETTER

DCAP Group, Inc.
1158 Broadway
Hewlett, New York 11557

Gentlemen:

     In connection with the acquisition of _______________ shares of Common Stock (the "Shares") of DCAP GROUP, INC., a Delaware corporation (the "Company"), by the undersigned from the Company pursuant to the exercise of a Warrant dated July 10, 2003, the undersigned does hereby represent and warrant to the Company as follows:

     (a) The undersigned represents and warrants that th Shares acquired by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The undersigned will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

     (b) The undersigned understands that, except as set forth in a certain Registration Statement between the Company and the undersigned, among others, the resale of the Shares is not, and is not being, registered under the Securities Act and the Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

     (c)  The  undersigned  represents  and  warrants  further that (i) it is an
          "accredited  investor,"  as  such  term  is  defined  in  Rule  501(a)
          promulgated under the Securities Act, and, either alone or with its purchaser representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Shares; (ii) it is able to bear the economic risks of an investment in the Shares, including, without limitation, the risk of the loss of part or all of its investment and the inability to sell or transfer the Shares for an indefinite period of time; (iii) it has adequate financial means of providing for current needs and contingencies and has no need for liquidity in its investment in the Shares; and (iv) it does not have an overall commitment to investments which are not readily marketable that is excessive in proportion to net worth and an investment in the

          Shares will not cause such overall commitment to become excessive.

     (d) The undersigned has reviewed the Company's Annual Report on Form 10-KSB for its latest fiscal year (the "10-KSB") and all other reports filed by the Company with the Securities and Exchange Commission since the filing of the 10-KSB and has been afforded the opportunity to obtain such information regarding the Company as it has reasonably requested to evaluate the merits and risks of the undersigned's investment in the Shares. No oral or written representations have been made or oral information furnished to the undersigned or its advisers in connection with the investment in the Shares.

     (e) The undersigned acknowledges that counsel to th Company will be relying, and may rely, upon the foregoing in connection with any opinion of counsel it may give with regard to the issuance of the Shares by the Company to the undersigned, and any subsequent transfer of the Shares by the undersigned, and agrees to advise the Company and its counsel in writing in the event of any change in any of the foregoing.

                                                 Very truly yours,



                                    HOLDERS:

TO BE COMPLETED BY INDIVIDUAL             TO BE COMPLETED BY CORPORATE,
HOLDER                                    PARTNERSHIP, LIMITED LIABILITY
                                          COMPANY OR TRUST HOLDER

-----------------------------------       -------------------------------------
Name(s) of Holder(s) [Please Print]       Name of Holder [Please Print]

___________________________________       By:__________________________________
Signature of Holder                            Authorized Signatory

-----------------------------------       -------------------------------------
Signature of Holder, if jointly held      Name and Title of Authorized Signatory
                                          [Please Print]


-----------------------------------       ------------------------------------
Date                                      Date

                                DCAP GROUP, INC.

                             WARRANT ASSIGNMENT FORM

     FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers unto ______________________________ (please type or print name of
assignee)              with              an              address              at
______________________________________________________________________ the right to purchase shares of Common Stock of DCAP GROUP, INC. (the "Company") represented by this Warrant dated July 10, 2003 to the extent of ____________ shares and does hereby irrevocably constitute and appoint ____________________ attorney to transfer the same on the books of the Company with full power of substitution in the premises.


                                    HOLDERS:

 TO BE COMPLETED BY INDIVIDUAL            TO BE COMPLETED BY CORPORATE,
 HOLDER                                   PARTNERSHIP, LIMITED LIABILITY
                                          COMPANY OR TRUST HOLDER

 -----------------------------------      ------------------------------------
 Name(s) of Holder(s) [Please Print]      Name of Holder [Please Print]

 ___________________________________      By:__________________________________
 Signature of Holder                         Authorized Signatory

 -----------------------------------      -------------------------------------
 Signature of Holder, if jointly held     Name and Title of Authorized Signatory
                                          [Please Print]


 ------------------------------------     -------------------------------------
 Date                                     Date